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                                                                   EXHIBIT 10.41
                                                                  EXECUTION COPY


                      AMENDMENT NO. 1 TO FACILITY AGREEMENT


         This Amendment (this "Amendment") is entered into as of March 23, 1999 by and among AmerUs Life Holdings, Inc., an Iowa corporation (the "Company"), The First National Bank of Chicago, individually and as agent ("Agent"), and the other financial institutions signatory hereto.

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain facility and guaranty agreement dated as of February 12, 1999 ( the "Facility Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Facility Agreement.

         B. The Company, the Agent and the undersigned Lenders wish to amend the Facility Agreement and agree to certain other matters on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Interest Rate. The fixed rate of interest at which the Notes shall accrue interest on and after the Conversion Date is 8.23256%. The Current Payment Rate is 1.86746%.

                  2. 2.05(A) Information. The 2.05(A) Information is as set forth below, and Schedule 2.05(A) is hereby amended in its entirety to read as follows:

                              FIXED REFERENCE RATES

         RATE          FROM AND INCLUDING:                TO BUT EXCLUDING
         ----          -------------------                ----------------
         1.86746%      The Conversion Date                December 5, 2003
         128.4%        December 5, 2003                   March 5, 2004

                  3. Additional Loans. The Lenders shall make loans to James Corbin, Thomas Godlasky, Steven Hinrichs, and Marty Ketelaar as more fully described in the Letters of Direction dated March 18, 1999, executed by each of James Corbin, Thomas Godlasky, Steven Hinrichs, and Marty Ketelaar, and that such loans shall be deemed to be loans subject to the terms and conditions of the Facility Agreement.



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                  4. Reference to and Effect Upon the Facility Agreement.

                     (a) Except as specifically amended, the Facility Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Facility Agreement or any Loan Document, nor constitute a waiver of any provision of the Facility Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Facility Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Facility Agreement as amended hereby.

                  5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           (signature page to follow)

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                           AMERUS LIFE HOLDINGS, INC.



                           By: /s/ Michael G. Fraizer
                           Michael G. Fraizer
                           Senior Vice President and Chief Financial Officer






                           THE FIRST NATIONAL BANK OF CHICAGO,
                           individually and as Agent



                           By: /s/ Cynthia W. Priest
                           Cynthia W. Priest
                           Vice President




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